Exhibit 99.1

FORM OF INSTRUCTIONS

AS TO USE OF

FEDERAL-MOGUL CORPORATION

RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER

AS TO ANY QUESTIONS

The following instructions relate to a rights offering by Federal-Mogul Corporation, a Delaware corporation (“Federal-Mogul”), to the stockholders of record (the “Recordholders”) of its common stock, par value $0.01 per share (the “Common Stock”), as described in the accompanying prospectus supplement of Federal-Mogul dated June 7, 2013 (together with the accompanying base prospectus, the “Prospectus”). Recordholders as of 5:00 p.m., Eastern Daylight Time, on June 7, 2013 (the “Record Date”) are receiving, at no charge, transferable subscription rights (the “Rights”) to subscribe for and purchase shares of Common Stock (the “Underlying Shares”). In the rights offering, Federal-Mogul is offering an aggregate of 51,124,744 Underlying Shares.

Each Recordholder will receive one Right for each share of Common Stock owned of record as of 5:00 p.m., Eastern Daylight Time, on the Record Date. The Rights will expire if not exercised prior to 5:00 p.m., Eastern Daylight time, on June 27, 2013, unless Federal-Mogul extends the rights offering period (the “Expiration Date”). All Rights not exercised prior to 5.00 p.m., Eastern Daylight Time on the Expiration Date shall be null and void.

As described in the Prospectus, you will receive one Right for each share of Common Stock owned of record as of 5:00 p.m., Eastern Daylight Time, on the Record Date. Each Right entitles the holder thereof to purchase 0.51691 shares of Common Stock (the “Basic Subscription Privilege”) at a subscription price of $9.78 per whole share (the “Subscription Price”). As an example, if a holder owned 1,000 shares of Federal-Mogul Common Stock on the Record Date, such holder would receive 1,000 Rights that would entitle the holder to purchase 516 shares of Common Stock (516.91 rounded down to the nearest whole share of Common Stock) at the Subscription Price.

If you purchase all of the shares of Common Stock available to you pursuant to your Basic Subscription Privilege, you may also choose to purchase additional shares of Common Stock that other stockholders do not purchase through the exercise of their Basic Subscription Privilege (such shares, the “Unsubscribed Shares”) through the exercise of an over-subscription privilege (such shares, determined by taking into account the limitation described in the remainder of this paragraph, the “Over-Subscription Privilege”). The Over-Subscription Privilege remains subject to the availability and pro-rata allocation of shares among persons exercising their Over-Subscription Privilege and is limited to the maximum number of shares of Common Stock offered in this rights offering, less the number of shares of Common Stock purchased in the Basic Subscription Privilege. If sufficient shares of Common Stock are available, Federal-Mogul will seek to honor each Rights holder’s over-subscription request in full. If over-subscription requests exceed the number of shares available, however, we will allocate the available shares pro-rata among the stockholders exercising the Over-Subscription Privilege in proportion to the number of shares of our Common Stock each of those stockholders owned on the Record Date, relative to the number of shares owned on the Record Date by all stockholders exercising the Over-Subscription Privilege. If this pro-rata allocation results in any stockholder receiving a greater number of shares of Common Stock than the stockholder subscribed for pursuant to the exercise of the Over-Subscription Privilege, then such stockholder will be allocated only that number of shares for which the stockholder over-subscribed, and the remaining shares will be allocated among all other stockholders exercising the Over-Subscription Privilege on the same pro-rata basis described above. The proration process will be repeated until all shares of Common Stock have been allocated.

Each Rights holder will be required to submit payment in full for all the shares it wishes to purchase with its Basic Subscription Privilege and its Over-Subscription Privilege. Because Federal-Mogul will not know the total number of Unsubscribed Shares prior to the Expiration Date, if a Rights holder wishes to maximize the number of shares it may purchase pursuant to the holder’s Over-Subscription Privilege, the holder will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of shares of Common Stock available to the holder, assuming that no shareholders other than such holder purchases any shares of Common Stock pursuant to their Basic Subscription Privilege and Over-Subscription Privilege.

Fractional shares of Common Stock resulting from the exercise of the Over-Subscription Privilege will be eliminated by rounding down to the nearest whole share of Common Stock. Computershare Trust Company, N.A., a Delaware corporation (“Computershare”), our Subscription Agent for the rights offering, will determine the over-subscription allocation based on the formula described above.

The Rights will be evidenced by transferable Rights certificates (the “Rights Certificates”). You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided. Federal-Mogul will not be required to issue shares of Common Stock to you if the Subscription Agent does not receive your payment (whether delivered directly if you are a Recordholder or indirectly through a Recordholder if you are a beneficial owner but not a Recordholder) prior to the Expiration Date, regardless of when you send the subscription payment and related documents.

YOUR RIGHTS CERTIFICATES AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE PLUS THE FULL SUBSCRIPTION PRICE FOR ANY ADDITIONAL SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE THE EXPIRATION DATE. ONCE A RIGHTS HOLDER HAS EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE OR THE OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE.

1.	Method of Subscription—Exercise of Rights.

To exercise Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege plus the full Subscription Price for any Unsubscribed Shares you elect to subscribe for pursuant to the Over-Subscription Privilege, to the Subscription Agent, on or prior to the Expiration Date. Payment of the aggregate Subscription Price will be held in a segregated account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of Underlying Shares being subscribed for by certified check drawn upon a U.S. bank or postal, telegraphic or express money order payable to Computershare Trust Company, N.A., as Subscription Agent. Payments will be deemed to have been received upon receipt by the Subscription Agent of any certified check drawn upon a U.S. bank or of any postal, telegraphic or express money order.

The Rights Certificate and payment of the aggregate Subscription Price by certified check drawn upon a U.S. bank or postal, telegraphic or express money order must be delivered to the Subscription Agent by hand delivery, first class mail or courier service to:

By mail:

Computershare Trust Company, N.A.

Attention: Voluntary Corporate Actions

PO Box 43011

Providence, RI 02940-3011

By hand or overnight courier:

Computershare Trust Company, N.A.

Attention: Voluntary Corporate Actions

250 Royall Street, Suite V

Canton, MA 02021

Delivery to an address other than the address above does not constitute valid delivery.

If you have any questions, require assistance regarding the method of exercising Rights or require additional copies of relevant documents, please contact the Information Agent, D.F. King & Co, Inc. at 1-800-901-0068.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf.

If you do not indicate the number of Rights being exercised, or do not forward full payment of the Subscription Price, then you will be deemed to have exercised your Rights with respect to the maximum number of whole Rights that may be exercised with the aggregate Subscription Price you delivered to the Subscription Agent. If your aggregate Subscription Price is greater than the amount you owe for exercise of your Basic Subscription Privilege in full, you will be deemed to have exercised your Over-Subscription Privilege to purchase the maximum number of shares of Common Stock with your over-payment. If Federal-Mogul does not apply your full Subscription Price payment to your purchase of shares of Common Stock, the excess subscription payment received by the Subscription Agent will be returned to you, without interest, as soon as practicable.

Brokers, dealers, custodian banks and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Over-Subscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and Federal-Mogul, in connection with the exercise of the Over-Subscription Privilege, as to the aggregate number of Rights that have been exercised pursuant to the Basic Subscription Privilege and the number of shares of Common Stock that are being subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

Federal-Mogul can also provide no assurances that each Rights holder will actually be entitled to purchase the number of shares of Common Stock issuable upon the exercise of its Over-Subscription Privilege in full. Federal-Mogul will not be able to satisfy a Rights holder’s exercise of the Over-Subscription Privilege if all of the Rights holders exercise their Basic Subscription Privilege in full, and Federal-Mogul will only honor an Over-Subscription Privilege to the extent sufficient shares of Common Stock are available following the exercise of subscription rights under the Basic Subscription Privilege, subject to the limitations set forth above.

To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to a Rights holder pursuant to the Over-Subscription Privilege is less than the amount the Rights holder actually paid in connection with the exercise of the Over-Subscription Privilege, the Rights holder will be allocated only the number of Unsubscribed Shares available to it, as soon as practicable after the Expiration Date, and the Rights holder’s excess subscription payment received by the Subscription Agent will be returned, without interest, as soon as practicable.

To the extent the amount a Rights holder actually paid in connection with the exercise of the Over-Subscription Privilege is less than or equal to the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to the Rights holder pursuant to the Over-Subscription Privilege, such Rights holder will be allocated the number of Unsubscribed Shares for which it actually paid in connection with the Over-Subscription Privilege. See “The Rights Offering—The Subscription Rights—Over-subscription Privilege” in the Prospectus.

2.	Issuance of Common Stock.

The following deliveries and payments will be made to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.

(a) Basic Subscription Privilege. As soon as practicable after the closing of the rights offering and the valid exercise of Rights, the Subscription Agent will mail to each Rights holder that validly exercises the Basic Subscription Privilege certificates representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege.

(b) Over-Subscription Privilege. As soon as practicable after the closing of the rights offering (including after all prorations and adjustments contemplated by the terms of the rights offering, as described in the Prospectus, have been effected), the Subscription Agent will mail to each Rights holder that validly exercises the Over-Subscription Privilege certificates representing the number of shares of Common Stock, if any, allocated to such Rights holder pursuant to the Over-Subscription Privilege.

(c) Excess Cash Payments. As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering, as described in the Prospectus, have been effected, any excess subscription payments received in payment of the Subscription Price by the Subscription Agent will be mailed to each Rights holder, without interest.

3.	Transfer of Rights.

(a) Transfer of Rights to a Designated Transferee. To transfer all of your Rights to a transferee other than a bank or broker, you must complete the Assignment Form in its entirety, execute the Rights Certificate and have your signature guaranteed by a member of the Financial Industry Regulatory Authority, or from a commercial bank or trust company having an office or correspondent in the United States or from a bank, shareholder, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, (each, an “Eligible Institution”). A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred Rights Certificate, the new holder should deliver the Rights Certificate, together with payment of the applicable Subscription Price (with respect to the exercise of both the Basic Subscription Privilege and the Over-Subscription Privilege) and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue Rights Certificates, if you wish to transfer fewer than all of the Rights evidenced by your Rights Certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your Rights Certificate into Rights Certificates of appropriate smaller denominations by following the instructions in Section (f) below. The Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following these instructions.

(b) Transfer of Rights. Rights holders wishing to transfer a portion of their Rights (but not fractional Rights) should allow a sufficient amount of time prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Rights Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Rights Certificates to be exercised by the recipients thereof. The Subscription Agent will facilitate transfers of Rights Certificates only until 5:00 p.m., Eastern Daylight Time, on June 24, 2013, the third business day before the Expiration Date.

(c) Liability. Neither Federal-Mogul nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Rights Certificates are not received in time for exercise prior to the Expiration Date. Rights Certificates not exercised by the Expiration Date will expire and have no value. Neither Federal-Mogul nor the Subscription Agent shall have any liability with respect to an expired Rights Certificate.

(d) Commissions, Fees, and Expenses. Federal-Mogul will pay all fees and expenses of the Subscription Agent and has also agreed to indemnify the Subscription Agent from certain liabilities that it may incur in connection with the rights offering. All commissions, fees, and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by Federal-Mogul or the Subscription Agent.

(e) Division of Rights Certificate into Smaller Denominations. To have a Rights Certificate divided into smaller denominations, send your Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. The Subscription Agent will facilitate subdivisions of Rights Certificates only until 5:00 p.m., Eastern Daylight Time, on June 24, 2013, the third business day before the Expiration Date. Your signature must be guaranteed by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. Rights Certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive the new Rights Certificates in time to enable the Rights holder to exercise by the Expiration Date. Neither Federal-Mogul nor the Subscription Agent will be liable to either a transferor or transferee for any delays.

4.	Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

(c) Signature Guarantees. Your signature must be guaranteed by an Eligible Institution (as defined above) if you specify special delivery instructions. See the Rights Certificate(s).

5.	Method of Delivery.

Payment by certified check drawn upon a U.S. bank or a postal, telegraphic or express money order to the Subscription Agent’s account will be deemed to have been received by the Subscription Agent immediately upon receipt of such instrument. You bear the risk of delivery of all documents and payments, and neither we nor the Subscription Agent have any responsibility for such deliveries.

The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If sent by mail, we recommend that you send those Rights Certificates and payment by overnight courier or by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to the expiration of the rights offering.

6.	Special Provisions Relating to the Delivery of Rights through the Depository Trust Company.

In the case of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Basic Subscription Right and of the Over-Subscription Right may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Rights subscribed for pursuant to the Basic Subscription Right and the number of Unsubscribed Shares subscribed for pursuant to the Over-Subscription Right by each beneficial owner of Rights on whose behalf such nominee is acting, and payment to the Subscription Agent of the Subscription Price for each share of Common Stock subscribed for pursuant to the Basic Subscription Right and the Over-Subscription Right.

7.	Notice of Important Tax Information and Guidelines for Request for Taxpayer Identification Number and Certification on IRS Form W-9 or IRS Form W-8.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES, (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS DISCUSSED HEREIN, AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Each Rights holder who is a “United States person” within the meaning of the Internal Revenue Code of 1986, as amended, who elects to exercise Rights must provide the Subscription Agent with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9. A Rights holder who is not a United States person must provide the Subscription Agent an appropriate IRS Form W-8. Please consult your own tax advisor as to the appropriate IRS Form W-8 to provide. IRS Form W-9 or the various IRS Form W-8s may be obtained upon request from the Subscription Agent at the address set forth above or are available at www.irs.gov. In general, failure to provide the required information on the form may subject such holder to a $100.00 penalty for each such failure and to U.S. federal income tax backup withholding (currently at a 28% rate) with respect to dividends that may be paid by Federal-Mogul on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights).

8.	Determinations Regarding the Exercise of Your Rights.

Federal-Mogul will decide, in its sole discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Rights. Any such determinations by Federal-Mogul will be final and binding. Federal-Mogul, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as Federal-Mogul may determine. Federal-Mogul will not be required to make uniform determinations in all cases. Federal-Mogul may reject the exercise of any of your Rights because of any defect or irregularity. Federal-Mogul will not accept any exercise of Rights until all irregularities have been waived by Federal-Mogul or cured by you within such time as Federal-Mogul decides, in its sole discretion.

Neither Federal-Mogul, the Subscription Agent, nor the information agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and Federal-Mogul will not be liable for failure to notify you of any defect or irregularity. Federal-Mogul reserves the right to reject your exercise of Rights if Federal-Mogul determines that your exercise is not in accordance with the terms of the rights offering, as set forth in the Prospectus and these Instructions for Use, or in proper form. Federal-Mogul will also not accept the exercise of your Rights if Federal-Mogul’s issuance of shares of Common Stock to you could be deemed unlawful under applicable law.